HarborView Mortgage Pass-Through Certificates

Series 2004-10

Preliminary Marketing Materials

$1,158,094,000 (Approximate)

Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

                 Date Prepared: October 29, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-10

Mortgage Pass-Through Certificates, Series 2004-10

$1,158,094,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$411,466,000	3.57 / 3.92	1-113 / 1-360	Floater (3)	Senior Floater	AAA/Aaa
2-A	$252,632,000	3.56 / 3.91	1-113 / 1-359	Net WAC (5)	Senior Variable	AAA/Aaa
3-A	$144,713,000	3.56 / 3.91	1-113 / 1-360	Net WAC (5)	Senior Variable	AAA/Aaa
4-A	$249,666,000	3.57 / 3.92	1-113 / 1-360	Floater (4)	Senior Floater	AAA/Aaa
5-A	$99,617,000	3.58 / 3.94	1-113 / 1-359	Net WAC (5)	Senior Variable	AAA/Aaa
X(5)	Notional			Variable	Senior	AAA/Aaa
A-R	$100	Not Marketed Hereby		Variable	Senior/Residual	AAA/Aaa
B-1	$18,527,000			Floater (7)	Subordinate Floater	AA/Aa2
B-2	$18,527,000			Floater (7)	Subordinate Floater	A/A2
B-3	$14,203,000			Floater (7)	Subordinate Floater	BBB/Baa2
B-4	$8,645,000	Privately Offered Certificates			Subordinate Floater	BB/Ba2
B-5	$12,968,000				Subordinate Floater	B/NR
B-6	$4,338,509				Subordinate Floater	NR/NR
Total	1,235,302,609

(1)

Distributions on the Class 1-A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).   Distributions on the Class 3-A will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class 4-A will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 4 Mortgage Loans”).  Distributions on the Class 5-A will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 5 Mortgage Loans”).  Distributions on the Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans, Group 4 Mortgage Loans and Group 5 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A, Class 2-A, Class 3-A, Class 4-A, and Class 5-A Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 4-A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 10.50%.

(5)

For every Distribution Date, the interest rate for each of the Class 2-A, Class 3-A and Class 5-A Certificates will be equal to the Net WAC Cap of the related Mortgage Loan Group.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(6)

The Class X Certificates will consist of one interest only component and five principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.  The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(7)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

Deutsche Bank National Trust Company.

Custodians:

Deutsche Bank National Trust Company and The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

November 1, 2004.

Expected Pricing Date:

November 5, 2004.

Closing Date:

On or about November 30, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A, Class 4-A, and Class 5-A (collectively the “Class A Certificates”), the Class X Certificates and Class A-R Certificate.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 1-A, Class 2-A, Class 3-A, Class 4-A, and Class 5-A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A and Class 4-A Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 2-A, Class 3-A, Class 5-A, Class A-R and Class X Certificates will include 29 days of accrued interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A and Class 4-A Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class 2-A, Class 3-A, Class 5-A, Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of October 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,235,302,609 (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the October 1, 2004 of approximately $438,897,133.  All of the Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two, three or four months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”) or (iii) 1 month LIBOR (“One-Month LIBOR”).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the October 1, 2004 of approximately $269,474,310.  All of the Group 2 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) 1 month LIBOR (“One-Month LIBOR”).

The “Group 3 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the October 1, 2004 of approximately $154,360,718.  All of the Group 3 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

The “Group 4 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the October 1, 2004 of approximately $266,311,442.  All of the Group 4 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) 1 month LIBOR (“One-Month LIBOR”).

The “Group 5 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the October 1, 2004 of approximately $106,259,007.  All of the Group 5 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”).

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.25]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.75]% total subordination.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [2.10]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in December 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

December 2004 – November 2014

0% Pro Rata Share

December 2014 – November 2015

30% Pro Rata Share

December 2015 – November 2016

40% Pro Rata Share

December 2016 – November 2017

60% Pro Rata Share

December 2017 – November 2018

80% Pro Rata Share

December 2018 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in December 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A Certificates and the group 2 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(c)

any realized losses remaining on the Group 3 Mortgage Loans to the Class 3-A Certificates and the group 3 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(d)

any realized losses remaining on the Group 4 Mortgage Loans to the Class 4-A Certificates and the group 4 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(e)

any realized losses remaining on the Group 5 Mortgage Loans to the Class 5-A Certificates and the group 5 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Senior Subordinate Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net WAC Cap” for the Subordinate Certificates the weighted average of the Net Mortgage Rates of the Group 1 Mortgage loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans, Group 4 Mortgage Loans and Group 5 Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net Mortgage Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Class 1-A Certificates is equal to the weighted average of the Net Maximum Rates of the Group 1 Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Carryover Shortfall

Amount:

The Class 1-A, Class 4-A, Class B-1, Class B-2 and Class B-3 Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the IO component of the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A Certificates and for any Distribution Date equals (x) the Net Mortgage Rates of the related Mortgage Loans less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related mortgage loan group for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the  Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, (C) weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 3 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date, (D) weighted average of the Net Mortgage Rates of the Group 4 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 4 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 4 Mortgage Loans as of the first day of the month prior to such Distribution Date, (E) weighted average of the Net Mortgage Rates of the Group 5 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 5 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 5 Mortgage Loans as of the first day of the month prior to such Distribution Date..

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates (other than the Class X Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the principal only component in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 4-A Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the Class 4-A Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in June 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 4-A Certificates (allocated pro rata based on class principal balance), as applicable.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	249,666,000	N/A	44	119,564,136	9.56493	87	52,257,429	9.25638
2	244,424,168	9.25638	45	117,436,547	9.25639	88	51,244,643	9.89475
3	240,464,672	9.25638	46	115,344,235	9.25639	89	50,251,030	9.25638
4	236,569,384	10.24814	47	113,434,922	9.56494	90	49,276,232	9.56493
5	232,737,212	9.25638	48	111,308,267	9.25639	91	48,319,897	9.25638
6	228,967,081	9.56493	49	109,221,171	9.56493	92	47,381,680	9.56493
7	225,257,937	9.25638	50	107,147,759	9.25639	93	46,461,241	9.25638
8	221,608,743	9.56493	51	105,113,176	9.25638	94	45,558,249	9.25638
9	218,018,481	9.25638	52	103,116,699	10.24814	95	44,672,376	9.56493
10	214,486,151	9.25638	53	101,157,620	9.25638	96	43,803,303	9.25638
11	211,007,173	9.56493	54	99,235,244	9.56493	97	42,950,714	9.56493
12	207,560,949	9.25638	55	97,336,631	9.25638	98	42,114,302	9.25638
13	204,117,608	9.56493	56	95,473,720	9.56493	99	41,293,763	9.25638
14	200,730,519	9.25638	57	93,645,846	9.25638	100	40,488,801	10.24814
15	197,398,843	9.25639	58	91,852,357	9.25638	101	39,699,123	9.25638
16	194,121,630	10.24814	59	90,092,612	9.56493	102	38,924,444	9.56493
17	190,897,949	9.25639	60	88,365,981	9.25638	103	38,164,481	9.25638
18	187,726,883	9.56493	61	86,671,847	9.56493	104	37,418,961	9.56493
19	184,607,534	9.25639	62	85,009,606	9.25638	105	36,687,611	9.25638
20	181,539,016	9.56493	63	83,378,662	9.25638	106	35,970,167	9.25638
21	178,520,462	9.25639	64	81,778,431	10.24814	107	35,266,368	9.56493
22	175,551,020	9.25639	65	80,208,341	9.25638	108	34,575,958	9.25638
23	172,626,757	9.56493	66	78,667,831	9.56493	109	33,898,686	9.56493
24	169,729,967	9.25639	67	77,156,347	9.25638	110	33,234,305	9.25638
25	166,834,968	9.56493	68	75,673,349	9.56493	111	32,582,575	9.25638
26	163,987,664	9.25639	69	74,218,306	9.25638	112	31,943,257	10.24814
27	161,187,341	9.25639	70	72,790,696	9.25638	113	31,316,119	9.25638
28	158,433,188	10.24814	71	71,390,007	9.56493	114	30,700,933	9.56493
29	155,724,413	9.25639	72	70,015,736	9.25638	115	30,097,473	9.25638
30	153,057,820	9.56493	73	68,667,391	9.56493	116	29,505,521	9.56493
31	150,435,126	9.25639	74	67,344,488	9.25638	117	28,924,859	9.25638
32	147,855,575	9.56493	75	66,046,552	9.25638	118	28,355,276	9.25638
33	145,318,426	9.25639	76	64,773,117	10.24814	119	27,796,564	9.56493
34	142,822,951	9.25639	77	63,523,725	9.25638	120	27,248,519	9.25638
35	140,365,775	9.56493	78	62,297,928	9.56493	121	26,710,940	9.56493
36	137,931,672	9.25639	79	61,095,284	9.25638	122	26,183,632	9.25638
37	135,498,563	9.56493	80	59,915,362	9.56493	123	25,666,399	9.25638
38	133,106,020	9.25639	81	58,757,737	9.25638	124	25,159,055	10.24814
39	130,753,341	9.25639	82	57,621,992	9.25638	125	24,661,412	9.25638
40	128,439,835	9.89476	83	56,507,719	9.56493	126	24,173,288	9.56493
41	126,164,822	9.25639	84	55,414,516	9.25638	127	23,694,504	9.25638
42	123,927,636	9.56493	85	54,341,990	9.56493
43	121,727,622	9.25639	86	53,289,754	9.25638

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

*Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)

**

a)

from the Group 1 Mortgage Loans, to the Class A-R Certificates, Class 1-A Certificates and group 1 principal-only component of the Class X Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class X Certificates) has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first to the Class 2-A Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first to the Class 3-A Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 3 principal-only component of the Class  X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

d)

from the Group 4 Mortgage Loans, first to the Class 4-A Certificates, until the aggregate principal balance of such Class has been reduced to zero and second, to the group 4 principal-only component of the Class  X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

e)

from the Group 5 Mortgage Loans, first to the Class 5-A Certificates, until the aggregate principal balance of such Class has been reduced to zero and second, to the group 5 principal-only component of the Class  X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

First to the Class 1-A and Class 4-A Certificates on a pro rata basis and second, to the Subordinate Certificates in sequetially, to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the interest only component of the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

*   The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan group in case (i) or principal and interest from another mortgage loan group or groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class 1-A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.71	4.72	3.57	2.29	1.62
MDUR (yr)	5.85	4.26	3.29	2.17	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	204	148	113	74	53

Class 1-A To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.14	5.14	3.92	2.53	1.78
MDUR (yr)	6.11	4.55	3.55	2.36	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A To Optional Call Date
102-31	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.67	4.71	3.56	2.29	1.61
MDUR (yr)	5.50	4.10	3.21	2.15	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	204	148	113	74	53

Class 2-A To Maturity
102-31	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.10	5.12	3.91	2.52	1.77
MDUR (yr)	5.71	4.34	3.45	2.34	1.69
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class 3-A To Optional Call Date
102-18+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.67	4.70	3.56	2.29	1.61
MDUR (yr)	5.49	4.08	3.20	2.14	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	204	148	113	74	53

Class 3-A To Maturity
102-18+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.10	5.12	3.91	2.52	1.77
MDUR (yr)	5.70	4.33	3.43	2.33	1.69
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class 4-A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.70	4.72	3.57	2.29	1.62
MDUR (yr)	5.84	4.26	3.29	2.16	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	204	148	113	74	53

Class 4-A To Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.14	5.14	3.92	2.53	1.77
MDUR (yr)	6.12	4.55	3.55	2.36	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 5-A To Optional Call Date
103-15	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.74	4.74	3.58	2.30	1.62
MDUR (yr)	5.40	4.04	3.18	2.14	1.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	204	148	113	74	53

Class 5-A To Maturity
103-15	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.19	5.17	3.94	2.53	1.78
MDUR (yr)	5.61	4.28	3.41	2.32	1.69
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 4-A Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA, COFI and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$1,235,302,609
Number Of Loans:	3,604

			Minimum		Maximum
Average Current Balance:	$342,758.77		$20,001.00		$4,400,000.00
Average Original Balance:	$342,775.61		$20,001.00		$4,400,000.00

Weighted Average Current Mortgage Rate:	4.118%		1.000%		6.200%
Weighted Average Lpmi Fee:	0.009%		0.000%		1.125%
Weighted Average Gross Margin:	2.676%		1.025%		4.425%
Weighted Average Maximum Mortgage Rate:	9.953%		7.250%		11.700%

Weighted Average Original Ltv Ratio:	72.78%		7.04%		95.00%
Weighted Average Combined Ltv Ratio:	75.54%		7.04%		100.00%

Weighted Average Negative Amortization Limit:	114.99%		110.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%

Weighted Average Credit Score:	707		555		827

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	239	months	360	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Nov 01, 1994		Dec 01, 2004
Maturity Date:			Oct 01, 2024		Nov 01, 2034

Top State Concentrations ($):	57.62 % California, 7.85 % Florida, 3.88 % Nevada

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR	1,729	608,709,944.75	49.28
MTA	1,297	441,701,542.51	35.76
COST OF FUNDS	578	184,891,121.25	14.97
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
20,001 - 50,000	12	452,257.00	0.04
50,001 - 100,000	199	16,388,567.94	1.33
100,001 - 150,000	424	53,768,299.27	4.35
150,001 - 200,000	486	84,693,394.90	6.86
200,001 - 250,000	444	100,674,760.91	8.15
250,001 - 300,000	422	116,688,056.67	9.45
300,001 - 350,000	346	112,963,553.89	9.14
350,001 - 400,000	299	112,699,419.38	9.12
400,001 - 450,000	208	88,744,930.72	7.18
450,001 - 500,000	189	90,257,130.38	7.31
500,001 - 550,000	111	58,346,311.46	4.72
550,001 - 600,000	89	51,712,543.36	4.19
600,001 - 650,000	107	67,816,331.69	5.49
650,001 - 700,000	32	21,676,138.90	1.75
700,001 - 750,000	41	29,780,768.85	2.41
750,001 - 800,000	27	21,177,775.38	1.71
800,001 - 850,000	22	18,263,723.31	1.48
850,001 - 900,000	16	14,049,704.37	1.14
900,001 - 950,000	15	13,864,296.80	1.12
950,001 - 1,000,000	47	46,549,001.93	3.77
1,000,001 - 1,050,000	4	4,052,942.37	0.33
1,050,001 - 1,100,000	4	4,318,100.00	0.35
1,100,001 - 1,150,000	4	4,474,500.00	0.36
1,150,001 - 1,200,000	4	4,725,000.00	0.38
1,200,001 - 1,250,000	4	4,953,500.00	0.40
1,250,001 - 1,300,000	6	7,752,500.00	0.63
1,300,001 - 1,350,000	1	1,347,500.00	0.11
1,350,001 - 1,400,000	3	4,125,000.00	0.33
1,450,001 - 1,500,000	9	13,500,000.00	1.09
> 1,500,000	29	65,486,599.03	5.30
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	7	2,302,820.00	0.19
1.001 - 1.250	4	1,052,000.00	0.09
1.251 - 1.500	2	238,120.00	0.02
1.501 - 1.750	368	122,742,889.14	9.94
2.001 - 2.250	150	35,414,800.93	2.87
2.501 - 2.750	24	12,727,203.27	1.03
3.001 - 3.250	6	1,757,823.00	0.14
3.251 - 3.500	6	1,922,950.00	0.16
3.501 - 3.750	41	15,663,124.74	1.27
3.751 - 4.000	100	38,488,893.67	3.12
4.001 - 4.250	579	215,271,043.05	17.43
4.251 - 4.500	971	361,264,067.69	29.24
4.501 - 4.750	705	231,878,224.94	18.77
4.751 - 5.000	340	110,002,232.49	8.90
5.001 - 5.250	194	56,341,051.16	4.56
5.251 - 5.500	69	19,337,727.41	1.57
5.501 - 5.750	19	3,895,692.59	0.32
5.751 - 6.000	11	3,303,258.81	0.27
6.001 - 6.200	8	1,698,685.62	0.14
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	3,604	1,235,302,608.51	100.00
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
239	3	482,440.99	0.04
353	1	987,851.80	0.08
355	7	2,492,756.82	0.20
356	9	2,470,680.03	0.20
357	94	47,246,684.68	3.82
358	1,345	465,354,904.30	37.67
359	2,132	712,674,349.89	57.69
360	13	3,592,940.00	0.29
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	2,198	771,454,909.44	62.45
PUD	817	297,566,320.82	24.09
Condominium	437	120,350,139.31	9.74
Two-Four Family	152	45,931,238.94	3.72
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	1,610	575,321,661.69	46.57
Cash Out Refinance	1,322	456,440,983.36	36.95
Rate/Term Refinance	672	203,539,963.46	16.48
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,709	1,004,644,985.12	81.33
Investor	685	157,877,460.61	12.78
Second Home	210	72,780,162.78	5.89
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	2,128	822,268,300.80	66.56
Full Documentation	933	274,566,695.59	22.23
Alternative Documentation	543	138,467,612.12	11.21
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	2,831	929,860,961.25	75.27
Silent Second	773	305,441,647.26	24.73
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.025 - 1.250	1	76,200.00	0.01
1.251 - 1.500	5	950,420.00	0.08
1.501 - 1.750	18	6,649,191.00	0.54
1.751 - 2.000	46	20,103,707.00	1.63
2.001 - 2.250	194	73,717,102.06	5.97
2.251 - 2.500	856	318,846,900.45	25.81
2.501 - 2.750	995	352,244,862.54	28.51
2.751 - 3.000	780	263,636,612.81	21.34
3.001 - 3.250	438	134,030,949.02	10.85
3.251 - 3.500	194	47,384,624.36	3.84
3.501 - 3.750	43	10,116,016.43	0.82
3.751 - 4.000	19	4,640,700.40	0.38
4.001 - 4.250	12	2,190,288.38	0.18
4.251 - 4.425	3	715,034.06	0.06
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.250 - 7.250	1	291,950.14	0.02
8.751 - 9.000	1	208,715.00	0.02
9.251 - 9.500	1	248,000.00	0.02
9.751 - 10.000	3,582	1,230,288,777.75	99.59
10.251 - 10.500	6	1,135,620.00	0.09
10.751 - 11.000	5	770,940.99	0.06
11.001 - 11.250	6	1,874,604.63	0.15
11.501 - 11.700	2	484,000.00	0.04
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.04 - 10.00	1	250,000.00	0.02
10.01 - 15.00	1	65,000.00	0.01
15.01 - 20.00	6	1,863,000.00	0.15
20.01 - 25.00	8	1,180,500.00	0.10
25.01 - 30.00	16	5,129,355.32	0.42
30.01 - 35.00	16	2,768,127.04	0.22
35.01 - 40.00	37	11,432,942.92	0.93
40.01 - 45.00	48	13,172,605.84	1.07
45.01 - 50.00	65	23,522,340.44	1.90
50.01 - 55.00	99	48,463,953.08	3.92
55.01 - 60.00	119	54,841,781.33	4.44
60.01 - 65.00	204	91,291,168.40	7.39
65.01 - 70.00	364	137,157,828.82	11.10
70.01 - 75.00	510	196,142,845.57	15.88
75.01 - 80.00	1,917	608,710,720.32	49.28
80.01 - 85.00	12	2,653,763.09	0.21
85.01 - 90.00	71	16,641,920.53	1.35
90.01 - 95.00	110	20,014,755.81	1.62
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110.00	6	1,944,478.86	0.16
115.00	3,598	1,233,358,129.65	99.84
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
555 - 575	1	987,851.80	0.08
576 - 600	4	671,316.43	0.05
601 - 625	59	19,414,174.04	1.57
626 - 650	381	116,533,666.62	9.43
651 - 675	598	201,234,153.16	16.29
676 - 700	712	259,111,647.62	20.98
701 - 725	611	203,854,270.56	16.50
726 - 750	541	193,844,465.75	15.69
751 - 775	436	154,305,301.42	12.49
776 - 800	213	73,782,746.44	5.97
801 - 825	46	10,808,014.67	0.87
826 - 827	2	755,000.00	0.06
Total	3,604	1,235,302,608.51	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,180	763,067,132.29	61.77
6	1	136,997.66	0.01
12	5	1,206,196.38	0.10
24	1	380,000.00	0.03
36	1,210	394,702,822.06	31.95
60	207	75,809,460.12	6.14
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,694	711,720,936.18	57.62
Florida	367	96,911,942.46	7.85
Nevada	166	47,933,081.76	3.88
Colorado	167	41,663,905.80	3.37
New Jersey	91	33,937,787.01	2.75
Texas	75	22,406,384.54	1.81
Arizona	86	21,491,384.40	1.74
Massachusetts	52	21,279,276.84	1.72
Virginia	54	20,806,946.52	1.68
Washington	76	19,662,143.34	1.59
Illinois	59	17,072,828.25	1.38
Maryland	56	16,103,934.45	1.30
North Carolina	45	13,251,766.81	1.07
New York	35	12,642,885.26	1.02
Utah	47	12,233,403.74	0.99
Hawaii	26	11,608,871.88	0.94
Oregon	47	11,071,832.76	0.90
South Carolina	32	9,687,482.70	0.78
Pennsylvania	46	8,884,626.11	0.72
Connecticut	25	8,690,352.65	0.70
Minnesota	34	7,954,517.33	0.64
Idaho	28	7,471,946.92	0.60
Wisconsin	29	6,636,990.00	0.54
Ohio	37	6,161,781.01	0.50
Michigan	31	6,058,767.39	0.49
Kentucky	25	5,759,089.56	0.47
Georgia	22	4,442,676.69	0.36
Indiana	21	4,039,398.00	0.33
Tennessee	20	3,868,657.57	0.31
New Hampshire	9	3,494,200.00	0.28
Missouri	18	3,383,817.48	0.27
Oklahoma	16	2,965,410.91	0.24
Alabama	12	2,665,250.00	0.22
Delaware	6	2,507,400.00	0.20
Alaska	6	1,633,710.00	0.13
Louisiana	10	1,627,400.00	0.13
Kansas	13	1,590,300.00	0.13
Montana	3	1,404,900.00	0.11
Rhode Island	6	1,270,194.69	0.10
District of Columbia	2	255,920.00	0.02
Wyoming	2	255,812.50	0.02
New Mexico	3	251,570.00	0.02
Arkansas	2	217,575.00	0.02
West Virginia	1	178,000.00	0.01
South Dakota	1	103,550.00	0.01
Iowa	1	42,000.00	0.00
Total	3,604	1,235,302,608.51	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$438,897,133
Number Of Loans:	2,141

			Minimum	Maximum
Average Current Balance:	$204,996.33		$20,001.00	$500,000.00
Average Original Balance:	$205,021.50		$20,001.00	$500,000.00

Weighted Average Current Mortgage Rate:	4.133%		1.000	6.200%
Weighted Average Lpmi Fee:	0.022%		0.000	1.125%
Weighted Average Gross Margin:	2.742%		1.025	4.425%
Weighted Average Maximum Mortgage Rate:	9.954%		7.250	11.700%

Weighted Average Original Ltv Ratio:	74.01%		7.04	95.00%
Weighted Average Combined Ltv Ratio:	75.85%		7.04	100.00%

Weighted Average Negative Amortization Limit:	114.99%		110.00	115.00%
Weighted Average Payment Cap:	7.50%		7.50	7.50%

Weighted Average Credit Score:	704		589	827

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	358	months	239	360	months

Weighted Average Months To Roll:	1	months	1	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	1	months

First Payment Date:			Nov 01, 1994	Dec 01, 2004
Maturity Date:			Oct 01, 2024	Nov 01, 2034

Top State Concentrations ($):	40.50 % California, 10.16 % Florida, 5.57 % Nevada

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR	989	201,197,830.04	45.84
MTA	774	159,067,188.15	36.24
COST OF FUNDS	378	78,632,114.63	17.92
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
20,001 - 50,000	11	408,257.00	0.09
50,001 - 100,000	185	15,197,460.94	3.46
100,001 - 150,000	404	51,226,404.27	11.67
150,001 - 200,000	464	80,936,107.90	18.44
200,001 - 250,000	421	95,557,744.81	21.77
250,001 - 300,000	398	110,066,668.67	25.08
300,001 - 350,000	224	71,433,011.25	16.28
350,001 - 400,000	15	5,677,656.10	1.29
400,001 - 450,000	11	4,568,721.88	1.04
450,001 - 500,000	8	3,825,100.00	0.87
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	5	1,002,820.00	0.23
1.001 - 1.250	3	524,000.00	0.12
1.251 - 1.500	2	238,120.00	0.05
1.501 - 1.750	216	44,087,344.05	10.05
2.001 - 2.250	109	19,003,321.00	4.33
2.501 - 2.750	17	2,833,903.27	0.65
3.001 - 3.250	4	569,823.00	0.13
3.251 - 3.500	5	1,022,950.00	0.23
3.501 - 3.750	17	3,016,627.00	0.69
3.751 - 4.000	54	11,319,581.00	2.58
4.001 - 4.250	285	60,179,901.37	13.71
4.251 - 4.500	554	118,979,372.05	27.11
4.501 - 4.750	454	93,837,714.37	21.38
4.751 - 5.000	206	40,580,520.90	9.25
5.001 - 5.250	128	25,880,255.12	5.90
5.251 - 5.500	51	10,388,442.67	2.37
5.501 - 5.750	17	3,085,542.59	0.70
5.751 - 6.000	7	1,029,658.81	0.23
6.001 - 6.200	7	1,317,235.62	0.30
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	2,141	438,897,132.82	100.00
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
239	3	482,440.99	0.11
355	4	674,359.79	0.15
356	7	1,413,357.92	0.32
357	47	9,987,834.13	2.28
358	830	173,126,546.85	39.45
359	1,240	251,447,653.14	57.29
360	10	1,764,940.00	0.40
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,275	255,779,384.16	58.28
PUD	444	93,784,824.11	21.37
Condominium	303	59,115,791.85	13.47
Two-Four Family	119	30,217,132.70	6.88
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	875	178,678,066.33	40.71
Cash Out Refinance	805	174,864,593.50	39.84
Rate/Term Refinance	461	85,354,472.99	19.45
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,488	316,973,070.73	72.22
Investor	527	96,931,514.19	22.09
Second Home	126	24,992,547.90	5.69
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,055	229,388,495.25	52.26
Full Documentation	680	130,877,607.91	29.82
Alternative Documentation	406	78,631,029.66	17.92
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	1,781	363,463,503.09	82.81
Silent Second	360	75,433,629.73	17.19
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.025 - 1.250	1	76,200.00	0.02
1.251 - 1.500	5	950,420.00	0.22
1.501 - 1.750	13	2,077,391.00	0.47
1.751 - 2.000	19	3,748,459.00	0.85
2.001 - 2.250	97	19,832,131.91	4.52
2.251 - 2.500	466	100,257,695.31	22.84
2.501 - 2.750	571	117,148,825.66	26.69
2.751 - 3.000	470	97,306,641.75	22.17
3.001 - 3.250	298	60,143,967.79	13.70
3.251 - 3.500	137	25,905,391.72	5.90
3.501 - 3.750	35	6,559,035.84	1.49
3.751 - 4.000	15	2,367,100.40	0.54
4.001 - 4.250	11	1,808,838.38	0.41
4.251 - 4.425	3	715,034.06	0.16
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.250 - 7.250	1	291,950.14	0.07
8.751 - 9.000	1	208,715.00	0.05
9.251 - 9.500	1	248,000.00	0.06
9.751 - 10.000	2,122	435,206,502.06	99.16
10.251 - 10.500	5	800,420.00	0.18
10.751 - 11.000	5	770,940.99	0.18
11.001 - 11.250	5	1,254,604.63	0.29
11.501 - 11.700	1	116,000.00	0.03
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.04 - 10.00	1	250,000.00	0.06
10.01 - 15.00	1	65,000.00	0.01
15.01 - 20.00	5	963,000.00	0.22
20.01 - 25.00	7	824,500.00	0.19
25.01 - 30.00	10	1,583,595.32	0.36
30.01 - 35.00	15	2,268,127.04	0.52
35.01 - 40.00	24	4,003,870.00	0.91
40.01 - 45.00	36	6,464,655.84	1.47
45.01 - 50.00	43	8,752,966.76	1.99
50.01 - 55.00	51	9,556,637.79	2.18
55.01 - 60.00	76	14,862,011.66	3.39
60.01 - 65.00	116	25,360,855.33	5.78
65.01 - 70.00	218	43,965,129.33	10.02
70.01 - 75.00	270	58,302,182.59	13.28
75.01 - 80.00	1,096	230,180,097.26	52.45
80.01 - 85.00	10	1,857,513.09	0.42
85.01 - 90.00	62	12,724,868.00	2.90
90.01 - 95.00	100	16,912,122.81	3.85
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110.00	3	482,440.99	0.11
115.00	2,138	438,414,691.83	99.89
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
589 - 600	3	446,804.43	0.10
601 - 625	34	7,193,347.78	1.64
626 - 650	254	52,020,305.79	11.85
651 - 675	356	74,035,958.88	16.87
676 - 700	398	82,873,688.87	18.88
701 - 725	355	73,172,448.64	16.67
726 - 750	328	66,604,497.81	15.18
751 - 775	248	50,508,929.57	11.51
776 - 800	128	25,518,569.05	5.81
801 - 825	36	6,267,582.00	1.43
826 - 827	1	255,000.00	0.06
Total	2,141	438,897,132.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,339	274,123,938.55	62.46
6	1	136,997.66	0.03
12	4	706,196.38	0.16
36	797	163,930,000.23	37.35
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	724	177,768,261.93	40.50
Florida	255	44,571,894.02	10.16
Nevada	117	24,427,557.03	5.57
Colorado	129	24,424,200.01	5.56
New Jersey	61	14,354,251.00	3.27
Washington	61	12,423,605.84	2.83
Arizona	69	12,022,455.40	2.74
Illinois	43	8,903,937.37	2.03
Texas	48	8,214,277.54	1.87
Maryland	40	8,206,347.48	1.87
Massachusetts	35	8,118,088.82	1.85
Oregon	40	6,970,620.54	1.59
Virginia	29	6,347,589.15	1.45
Minnesota	32	6,286,097.33	1.43
Hawaii	18	6,162,471.88	1.40
Utah	36	5,988,108.95	1.36
Pennsylvania	41	5,847,067.11	1.33
North Carolina	34	5,315,841.81	1.21
Wisconsin	26	5,055,990.00	1.15
Ohio	34	4,862,297.01	1.11
South Carolina	25	3,956,144.62	0.90
Michigan	26	3,819,570.39	0.87
New York	16	3,675,430.69	0.84
Connecticut	15	3,637,132.65	0.83
Missouri	17	2,988,817.48	0.68
Kentucky	20	2,912,618.11	0.66
Indiana	18	2,644,398.00	0.60
Georgia	18	2,580,973.98	0.59
Idaho	19	2,472,246.92	0.56
Oklahoma	14	2,106,550.00	0.48
Tennessee	17	1,904,657.57	0.43
Alabama	10	1,895,500.00	0.43
New Hampshire	7	1,354,200.00	0.31
Rhode Island	6	1,270,194.69	0.29
Kansas	12	1,220,300.00	0.28
Alaska	5	1,004,210.00	0.23
Louisiana	8	879,400.00	0.20
Delaware	3	669,400.00	0.15
Montana	1	330,000.00	0.08
District of Columbia	2	255,920.00	0.06
Wyoming	2	255,812.50	0.06
New Mexico	3	251,570.00	0.06
Arkansas	2	217,575.00	0.05
West Virginia	1	178,000.00	0.04
South Dakota	1	103,550.00	0.02
Iowa	1	42,000.00	0.01
Total	2,141	438,897,132.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$269,474,310
Number Of Loans:	440

			Minimum		Maximum
Average Current Balance:	$612,441.61		$334,500.00		$2,950,000.00
Average Original Balance:	$612,493.16		$334,500.00		$2,955,000.00

Weighted Average Current Mortgage Rate:	3.856%		1.750%		5.425%
Weighted Average Lpmi Fee:	0.002%		0.000%		0.800%
Weighted Average Gross Margin:	2.340%		1.550%		3.475%
Weighted Average Maximum Mortgage Rate:	9.950%		9.950%		9.950%

Weighted Average Original Ltv Ratio:	70.98%		16.36%		95.00%
Weighted Average Combined Ltv Ratio:	75.08%		16.36%		100.00%

Weighted Average Negative Amortization Limit:	114.97%		110.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%

Weighted Average Credit Score:	709		555		805

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	353	months	359	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			May 01, 2004		Nov 01, 2004
Maturity Date:			Apr 01, 2034		Oct 01, 2034

Top State Concentrations ($):	61.21 % California, 4.90 % Florida, 4.53 % New Jersey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
334,500 - 350,000	39	13,353,203.75	4.96
350,001 - 400,000	90	33,977,364.26	12.61
400,001 - 450,000	68	29,008,724.47	10.76
450,001 - 500,000	53	25,189,476.79	9.35
500,001 - 550,000	34	17,861,766.55	6.63
550,001 - 600,000	22	12,796,315.18	4.75
600,001 - 650,000	35	22,280,112.38	8.27
650,001 - 700,000	12	8,107,939.12	3.01
700,001 - 750,000	9	6,466,443.00	2.40
750,001 - 800,000	12	9,446,349.00	3.51
800,001 - 850,000	7	5,769,318.00	2.14
850,001 - 900,000	3	2,650,200.00	0.98
900,001 - 950,000	5	4,635,000.00	1.72
950,001 - 1,000,000	16	15,826,525.67	5.87
1,000,001 - 1,050,000	2	2,029,581.36	0.75
1,100,001 - 1,150,000	3	3,364,500.00	1.25
1,150,001 - 1,200,000	3	3,525,000.00	1.31
1,200,001 - 1,250,000	1	1,249,500.00	0.46
1,250,001 - 1,300,000	4	5,152,500.00	1.91
1,450,001 - 1,500,000	3	4,500,000.00	1.67
> 1,500,000	19	42,284,490.03	15.69
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.750 - 1.750	60	31,165,671.04	11.57
2.001 - 2.250	21	10,780,310.00	4.00
2.501 - 2.750	4	8,725,800.00	3.24
3.251 - 3.500	1	900,000.00	0.33
3.501 - 3.750	7	4,762,000.00	1.77
3.751 - 4.000	28	17,531,409.67	6.51
4.001 - 4.250	48	28,329,772.74	10.51
4.251 - 4.500	243	146,331,829.92	54.30
4.501 - 4.750	24	19,130,102.45	7.10
4.751 - 5.000	2	1,104,635.74	0.41
5.251 - 5.425	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
353	1	987,851.80	0.37
355	2	1,420,787.08	0.53
356	1	538,597.87	0.20
357	17	16,483,150.67	6.12
358	209	133,734,124.51	49.63
359	210	116,309,797.63	43.16
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	271	172,022,189.30	63.84
PUD	104	64,334,652.93	23.87
Condominium	54	25,944,507.59	9.63
Two-Four Family	11	7,172,959.74	2.66
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	235	143,607,157.08	53.29
Cash Out Refinance	138	82,304,376.83	30.54
Rate/Term Refinance	67	43,562,775.65	16.17
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	362	229,024,195.42	84.99
Investor	48	24,764,364.89	9.19
Second Home	30	15,685,749.25	5.82
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	311	195,621,547.73	72.59
Full Documentation	74	47,162,546.79	17.50
Alternative Documentation	55	26,690,215.04	9.90
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	299	176,667,905.91	65.56
Silent Second	141	92,806,403.65	34.44
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	3	3,383,800.00	1.26
1.751 - 2.000	14	9,674,768.00	3.59
2.001 - 2.250	68	43,103,545.41	16.00
2.251 - 2.500	309	174,696,045.36	64.83
2.501 - 2.750	32	31,512,737.05	11.69
2.751 - 3.000	12	6,390,635.74	2.37
3.251 - 3.475	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 9.950	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
16.36 - 20.00	1	900,000.00	0.33
20.01 - 25.00	1	356,000.00	0.13
30.01 - 35.00	1	500,000.00	0.19
35.01 - 40.00	2	1,865,000.00	0.69
40.01 - 45.00	3	1,339,500.00	0.50
45.01 - 50.00	9	6,257,750.00	2.32
50.01 - 55.00	16	16,013,674.87	5.94
55.01 - 60.00	16	21,274,116.57	7.89
60.01 - 65.00	32	23,216,607.51	8.62
65.01 - 70.00	49	35,882,936.69	13.32
70.01 - 75.00	86	51,208,095.97	19.00
75.01 - 80.00	218	107,965,265.62	40.07
85.01 - 90.00	4	1,982,584.33	0.74
90.01 - 95.00	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
110.00	3	1,462,037.87	0.54
115.00	437	268,012,271.69	99.46
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
555 - 575	1	987,851.80	0.37
601 - 625	14	7,517,004.50	2.79
626 - 650	29	16,590,324.27	6.16
651 - 675	77	45,840,546.42	17.01
676 - 700	84	53,819,550.90	19.97
701 - 725	76	44,201,358.35	16.40
726 - 750	64	42,819,300.47	15.89
751 - 775	61	36,606,040.54	13.58
776 - 800	33	20,652,332.31	7.66
801 - 805	1	440,000.00	0.16
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	271	164,940,401.25	61.21
Florida	23	13,216,944.00	4.90
New Jersey	17	12,209,745.46	4.53
Virginia	12	8,003,642.91	2.97
Texas	7	7,990,000.00	2.97
Colorado	11	7,336,471.17	2.72
Massachusetts	9	7,097,852.84	2.63
Nevada	11	6,063,340.00	2.25
New York	12	5,779,007.01	2.14
Maryland	8	4,112,614.54	1.53
Arizona	7	3,928,700.00	1.46
North Carolina	5	3,359,610.00	1.25
Illinois	7	3,090,428.88	1.15
Washington	5	2,643,017.50	0.98
Hawaii	4	2,580,400.00	0.96
Connecticut	4	2,141,000.00	0.79
Idaho	1	1,850,000.00	0.69
Minnesota	1	1,292,500.00	0.48
Oregon	2	1,175,000.00	0.44
Wisconsin	2	1,079,000.00	0.40
Indiana	2	1,023,000.00	0.38
Kentucky	2	1,023,000.00	0.38
South Carolina	2	1,012,500.00	0.38
Pennsylvania	2	986,800.00	0.37
Ohio	2	889,484.00	0.33
Alabama	2	769,750.00	0.29
Michigan	2	759,200.00	0.28
Georgia	2	738,400.00	0.27
Alaska	1	629,500.00	0.23
Oklahoma	1	510,000.00	0.19
Utah	1	500,000.00	0.19
Missouri	1	395,000.00	0.15
Louisiana	1	348,000.00	0.13
Total	440	269,474,309.56	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$154,360,718
Number Of Loans:	278

			Minimum		Maximum
Average Current Balance:	$555,254.38		$335,200.00		$4,400,000.00
Average Original Balance:	$555,237.58		$335,200.00		$4,400,000.00

Weighted Average Current Mortgage Rate:	3.945%		1.000%		4.620%
Weighted Average Lpmi Fee:	0.000%		0.000%		0.000%
Weighted Average Gross Margin:	2.630%		1.550%		3.025%
Weighted Average Maximum Mortgage Rate:	9.951%		9.950%		10.325%

Weighted Average Original Ltv Ratio:	71.93%		27.89%		93.01%
Weighted Average Combined Ltv Ratio:	74.80%		27.89%		94.08%

Weighted Average Negative Amortization Limit:	115.00%		115.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%

Weighted Average Credit Score:	712		622		827

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	359	months	357	months	360	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Sep 01, 2004		Dec 01, 2004
Maturity Date:			Aug 01, 2034		Nov 01, 2034

Top State Concentrations ($):	70.50 % California, 3.91 % Nevada, 3.29 % Illinois

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	278	154,360,717.69	100.00
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
335,200 - 350,000	11	3,764,536.11	2.44
350,001 - 400,000	60	22,837,756.00	14.80
400,001 - 450,000	38	16,278,697.58	10.55
450,001 - 500,000	44	21,112,536.06	13.68
500,001 - 550,000	28	14,751,063.87	9.56
550,001 - 600,000	31	17,988,219.43	11.65
600,001 - 650,000	25	15,685,673.31	10.16
650,001 - 700,000	3	2,055,000.00	1.33
700,001 - 750,000	7	5,096,716.00	3.30
750,001 - 800,000	5	3,908,354.71	2.53
800,001 - 850,000	4	3,319,217.81	2.15
850,001 - 900,000	3	2,610,893.33	1.69
900,001 - 950,000	2	1,838,392.00	1.19
950,001 - 1,000,000	9	8,939,661.48	5.79
1,050,001 - 1,100,000	1	1,100,000.00	0.71
1,200,001 - 1,250,000	2	2,479,000.00	1.61
1,350,001 - 1,400,000	1	1,375,000.00	0.89
1,450,001 - 1,500,000	2	3,000,000.00	1.94
> 1,500,000	2	6,220,000.00	4.03
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	1	650,000.00	0.42
1.001 - 1.250	1	528,000.00	0.34
1.501 - 1.750	24	15,532,901.01	10.06
2.501 - 2.750	2	811,250.00	0.53
3.001 - 3.250	2	1,188,000.00	0.77
3.501 - 3.750	3	1,966,613.74	1.27
3.751 - 4.000	13	6,759,278.00	4.38
4.001 - 4.250	214	114,392,754.94	74.11
4.251 - 4.500	2	4,735,200.00	3.07
4.501 - 4.620	16	7,796,720.00	5.05
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	278	154,360,717.69	100.00
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
357	3	1,481,643.11	0.96
358	45	25,677,251.58	16.63
359	228	126,023,823.00	81.64
360	2	1,178,000.00	0.76
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	175	96,385,307.27	62.44
PUD	77	44,514,823.72	28.84
Condominium	22	11,309,086.70	7.33
Two-Four Family	4	2,151,500.00	1.39
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	145	79,935,037.11	51.78
Cash Out Refinance	98	55,359,320.46	35.86
Rate/Term Refinance	35	19,066,360.12	12.35
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	249	135,783,216.12	87.96
Second Home	11	9,991,581.57	6.47
Investor	18	8,585,920.00	5.56
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	210	114,481,817.68	74.17
Full Documentation	55	33,196,046.20	21.51
Alternative Documentation	13	6,682,853.81	4.33
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	216	117,673,784.69	76.23
Silent Second	62	36,686,933.00	23.77
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	2	1,188,000.00	0.77
1.751 - 2.000	1	1,500,000.00	0.97
2.001 - 2.250	5	2,961,775.74	1.92
2.251 - 2.500	32	18,627,483.57	12.07
2.501 - 2.750	219	116,901,538.38	75.73
2.751 - 3.000	3	5,385,200.00	3.49
3.001 - 3.025	16	7,796,720.00	5.05
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	277	154,025,517.69	99.78
10.251 - 10.325	1	335,200.00	0.22
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
27.89 - 30.00	2	1,390,400.00	0.90
35.01 - 40.00	3	1,480,000.00	0.96
40.01 - 45.00	3	2,535,000.00	1.64
45.01 - 50.00	6	3,966,500.00	2.57
50.01 - 55.00	10	9,497,451.76	6.15
55.01 - 60.00	8	5,501,600.00	3.56
60.01 - 65.00	14	10,566,765.08	6.85
65.01 - 70.00	25	17,251,604.70	11.18
70.01 - 75.00	42	21,795,011.44	14.12
75.01 - 80.00	161	78,690,562.67	50.98
80.01 - 85.00	1	361,250.00	0.23
85.01 - 90.00	2	925,572.04	0.60
90.01 - 93.01	1	399,000.00	0.26
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
115.00	278	154,360,717.69	100.00
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
622 - 625	2	1,046,500.00	0.68
626 - 650	22	11,153,010.00	7.23
651 - 675	40	20,731,561.31	13.43
676 - 700	68	39,143,817.36	25.36
701 - 725	43	22,233,881.49	14.40
726 - 750	47	26,982,646.16	17.48
751 - 775	39	21,851,052.70	14.16
776 - 800	13	8,791,272.00	5.70
801 - 825	3	1,926,976.67	1.25
826 - 827	1	500,000.00	0.32
Total	278	154,360,717.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	278	154,360,717.69	100.00
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	192	108,830,498.94	70.50
Nevada	12	6,032,844.00	3.91
Illinois	9	5,078,462.00	3.29
Florida	7	4,240,826.26	2.75
Virginia	8	3,950,560.10	2.56
Maryland	7	3,420,972.43	2.22
Massachusetts	5	3,343,500.00	2.17
New Jersey	5	3,208,718.88	2.08
New York	7	3,188,447.56	2.07
Colorado	5	2,726,317.81	1.77
Michigan	3	1,479,997.00	0.96
Arizona	1	1,375,000.00	0.89
Georgia	2	1,123,302.71	0.73
Oregon	2	1,091,250.00	0.71
South Carolina	2	779,000.00	0.50
Utah	2	760,000.00	0.49
Connecticut	1	600,000.00	0.39
Kentucky	1	427,500.00	0.28
Ohio	1	410,000.00	0.27
Louisiana	1	400,000.00	0.26
Washington	1	400,000.00	0.26
North Carolina	1	400,000.00	0.26
Minnesota	1	375,920.00	0.24
Montana	1	362,400.00	0.23
Idaho	1	355,200.00	0.23
Total	278	154,360,717.69	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 4 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$266,311,442
Number Of Loans:	545

			Minimum		Maximum
Average Current Balance:	$488,644.85		$44,000.00		$2,919,303.68
Average Original Balance:	$488,633.70		$44,000.00		$2,925,000.00

Weighted Average Current Mortgage Rate:	4.319%		1.000%		5.900%
Weighted Average Lpmi Fee:	0.002%		0.000%		0.780%
Weighted Average Gross Margin:	2.781%		1.800%		3.950%
Weighted Average Maximum Mortgage Rate:	9.952%		9.950%		11.700%

Weighted Average Original Ltv Ratio:	72.63%		28.53%		95.00%
Weighted Average Combined Ltv Ratio:	75.41%		28.53%		100.00%

Weighted Average Negative Amortization Limit:	115.00%		115.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%

Weighted Average Credit Score:	704		590		808

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	359	months	357	months	360	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Sep 01, 2004		Dec 01, 2004
Maturity Date:			Aug 01, 2034		Nov 01, 2034

Top State Concentrations ($):	69.32 % California, 11.00 % Florida, 3.81 % Nevada

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR	300	138,037,805.15	51.83
MTA	245	128,273,636.67	48.17
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
44,000 - 50,000	1	44,000.00	0.02
50,001 - 100,000	12	1,016,387.00	0.38
100,001 - 150,000	18	2,298,055.00	0.86
150,001 - 200,000	22	3,757,287.00	1.41
200,001 - 250,000	22	4,881,390.10	1.83
250,001 - 300,000	24	6,621,388.00	2.49
300,001 - 350,000	58	19,615,488.30	7.37
350,001 - 400,000	96	35,918,363.79	13.49
400,001 - 450,000	55	23,583,704.11	8.86
450,001 - 500,000	58	27,676,733.15	10.39
500,001 - 550,000	32	16,760,101.64	6.29
550,001 - 600,000	23	13,377,461.55	5.02
600,001 - 650,000	34	21,588,546.00	8.11
650,001 - 700,000	9	6,182,321.00	2.32
700,001 - 750,000	19	13,897,132.00	5.22
750,001 - 800,000	7	5,474,000.00	2.06
800,001 - 850,000	8	6,679,787.50	2.51
850,001 - 900,000	9	7,910,471.45	2.97
900,001 - 950,000	5	4,646,404.80	1.74
950,001 - 1,000,000	12	11,852,999.78	4.45
1,000,001 - 1,050,000	1	1,003,645.83	0.38
1,050,001 - 1,100,000	2	2,133,100.00	0.80
1,100,001 - 1,150,000	1	1,110,000.00	0.42
1,150,001 - 1,200,000	1	1,200,000.00	0.45
1,200,001 - 1,250,000	1	1,225,000.00	0.46
1,250,001 - 1,300,000	2	2,600,000.00	0.98
1,300,001 - 1,350,000	1	1,347,500.00	0.51
1,350,001 - 1,400,000	2	2,750,000.00	1.03
1,450,001 - 1,500,000	4	6,000,000.00	2.25
> 1,500,000	6	13,160,173.82	4.94
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	1	650,000.00	0.24
1.501 - 1.750	39	16,984,392.18	6.38
2.001 - 2.250	19	5,164,300.00	1.94
3.501 - 3.750	14	5,917,884.00	2.22
3.751 - 4.000	4	2,513,625.00	0.94
4.001 - 4.250	31	11,377,799.00	4.27
4.251 - 4.500	168	88,595,745.72	33.27
4.501 - 4.750	184	97,794,199.78	36.72
4.751 - 5.000	65	32,108,242.14	12.06
5.001 - 5.250	18	4,758,004.00	1.79
5.501 - 5.750	1	130,150.00	0.05
5.751 - 5.900	1	317,100.00	0.12
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	545	266,311,441.82	100.00
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
357	14	11,126,472.54	4.18
358	154	76,787,272.16	28.83
359	376	177,747,697.12	66.74
360	1	650,000.00	0.24
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	339	172,937,992.25	64.94
PUD	145	69,149,688.21	25.97
Condominium	45	18,791,614.86	7.06
Two-Four Family	16	5,432,146.50	2.04
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	229	117,587,859.34	44.15
Purchase	239	110,864,328.91	41.63
Rate/Term Refinance	77	37,859,253.57	14.22
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	431	228,145,154.26	85.67
Investor	78	20,634,742.00	7.75
Second Home	36	17,531,545.56	6.58
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	406	204,047,905.49	76.62
Full Documentation	86	44,460,620.23	16.69
Alternative Documentation	53	17,802,916.10	6.68
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	394	196,273,115.79	73.70
Silent Second	151	70,038,326.03	26.30
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.800 - 2.000	11	4,815,480.00	1.81
2.001 - 2.250	24	7,819,649.00	2.94
2.251 - 2.500	44	21,693,391.28	8.15
2.501 - 2.750	161	81,109,661.46	30.46
2.751 - 3.000	206	106,172,504.85	39.87
3.001 - 3.250	66	36,513,041.23	13.71
3.251 - 3.500	29	7,492,464.00	2.81
3.501 - 3.750	3	378,150.00	0.14
3.751 - 3.950	1	317,100.00	0.12
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	544	265,943,441.82	99.86
11.501 - 11.700	1	368,000.00	0.14
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
28.53 - 30.00	3	2,075,360.00	0.78
35.01 - 40.00	5	1,431,500.00	0.54
40.01 - 45.00	4	1,904,000.00	0.71
45.01 - 50.00	6	3,826,645.83	1.44
50.01 - 55.00	17	9,811,188.66	3.68
55.01 - 60.00	16	11,358,453.10	4.27
60.01 - 65.00	30	26,222,940.48	9.85
65.01 - 70.00	56	27,836,313.44	10.45
70.01 - 75.00	83	47,370,526.21	17.79
75.01 - 80.00	318	132,562,462.94	49.78
85.01 - 90.00	3	1,008,896.16	0.38
90.01 - 95.00	4	903,155.00	0.34
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
115.00	545	266,311,441.82	100.00
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
590 - 600	1	224,512.00	0.08
601 - 625	6	2,327,071.76	0.87
626 - 650	56	26,599,647.90	9.99
651 - 675	95	46,568,509.74	17.49
676 - 700	113	57,161,281.00	21.46
701 - 725	103	45,152,402.04	16.95
726 - 750	73	40,315,917.60	15.14
751 - 775	68	34,688,687.28	13.03
776 - 800	26	11,916,956.50	4.47
801 - 808	4	1,356,456.00	0.51
Total	545	266,311,441.82	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12	1	500,000.00	0.19
24	1	380,000.00	0.14
36	348	194,002,367.70	72.85
60	195	71,429,074.12	26.82
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	364	184,611,048.45	69.32
Florida	71	29,298,713.00	11.00
Nevada	23	10,140,340.73	3.81
Colorado	21	6,827,916.81	2.56
Utah	7	4,550,294.79	1.71
Texas	17	4,528,784.00	1.70
Arizona	8	3,765,229.00	1.41
South Carolina	2	3,519,303.68	1.32
North Carolina	4	3,185,500.00	1.20
Washington	5	2,550,500.00	0.96
Connecticut	5	2,312,220.00	0.87
New Hampshire	2	2,140,000.00	0.80
Idaho	5	2,028,500.00	0.76
Delaware	2	1,458,000.00	0.55
Kentucky	2	1,395,971.45	0.52
Tennessee	2	1,364,000.00	0.51
Montana	1	712,500.00	0.27
Hawaii	1	676,000.00	0.25
Pennsylvania	1	525,759.00	0.20
Indiana	1	372,000.00	0.14
Oklahoma	1	348,860.91	0.13
Total	545	266,311,441.82	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 5 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$106,259,007
Number Of Loans:	200

			Minimum		Maximum
Average Current Balance:	$531,295.03		$80,000.00		$1,995,000.00
Average Original Balance:	$531,269.44		$80,000.00		$1,995,000.00

Weighted Average Current Mortgage Rate:	4.473%		1.750%		6.125%
Weighted Average Lpmi Fee:	0.003%		0.000%		0.790%
Weighted Average Gross Margin:	3.053%		1.900%		4.250%
Weighted Average Maximum Mortgage Rate:	9.957%		9.950%		11.200%

Weighted Average Original Ltv Ratio:	73.86%		29.09%		95.00%
Weighted Average Combined Ltv Ratio:	76.83%		29.09%		95.00%

Weighted Average Negative Amortization Limit:	115.00%		115.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%

Weighted Average Credit Score:	707		621		811

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	355	months	359	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Jul 01, 2004		Nov 01, 2004
Maturity Date:			Jun 01, 2034		Oct 01, 2034

Top State Concentrations ($):	71.12 % California, 5.25 % Florida, 3.92 % New Jersey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
COST OF FUNDS	200	106,259,006.62	100.00
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
80,000 - 100,000	2	174,720.00	0.16
100,001 - 150,000	2	243,840.00	0.23
200,001 - 250,000	1	235,626.00	0.22
300,001 - 350,000	14	4,797,314.48	4.51
350,001 - 400,000	38	14,288,279.23	13.45
400,001 - 450,000	36	15,305,082.68	14.40
450,001 - 500,000	26	12,453,284.38	11.72
500,001 - 550,000	17	8,973,379.40	8.44
550,001 - 600,000	13	7,550,547.20	7.11
600,001 - 650,000	13	8,262,000.00	7.78
650,001 - 700,000	8	5,330,878.78	5.02
700,001 - 750,000	6	4,320,477.85	4.07
750,001 - 800,000	3	2,349,071.67	2.21
800,001 - 850,000	3	2,495,400.00	2.35
850,001 - 900,000	1	878,139.59	0.83
900,001 - 950,000	3	2,744,500.00	2.58
950,001 - 1,000,000	10	9,929,815.00	9.34
1,000,001 - 1,050,000	1	1,019,715.18	0.96
1,050,001 - 1,100,000	1	1,085,000.00	1.02
> 1,500,000	2	3,821,935.18	3.60
Total	200	106,259,006.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.750 - 1.750	29	14,972,580.86	14.09
2.001 - 2.250	1	466,869.93	0.44
2.501 - 2.750	1	356,250.00	0.34
3.751 - 4.000	1	365,000.00	0.34
4.001 - 4.250	1	990,815.00	0.93
4.251 - 4.500	4	2,621,920.00	2.47
4.501 - 4.750	27	13,319,488.34	12.53
4.751 - 5.000	67	36,208,833.71	34.08
5.001 - 5.250	48	25,702,792.04	24.19
5.251 - 5.500	16	8,236,506.74	7.75
5.501 - 5.750	1	680,000.00	0.64
5.751 - 6.000	3	1,956,500.00	1.84
6.001 - 6.125	1	381,450.00	0.36
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	200	106,259,006.62	100.00
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
355	1	397,609.95	0.37
356	1	518,724.24	0.49
357	13	8,167,584.23	7.69
358	107	56,029,709.20	52.73
359	78	41,145,379.00	38.72
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	138	74,330,036.46	69.95
PUD	47	25,782,331.85	24.26
Condominium	13	5,189,138.31	4.88
Two-Four Family	2	957,500.00	0.90
Total	200	106,259,006.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	116	62,237,072.26	58.57
Cash Out Refinance	52	26,324,833.23	24.77
Rate/Term Refinance	32	17,697,101.13	16.65
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	179	94,719,348.59	89.14
Investor	14	6,960,919.53	6.55
Second Home	7	4,578,738.50	4.31
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	146	78,728,534.65	74.09
Full Documentation	38	18,869,874.46	17.76
Alternative Documentation	16	8,660,597.51	8.15
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	141	75,782,651.77	71.32
Silent Second	59	30,476,354.85	28.68
Total	200	106,259,006.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.900 - 2.000	1	365,000.00	0.34
2.251 - 2.500	5	3,572,284.93	3.36
2.501 - 2.750	12	5,572,099.99	5.24
2.751 - 3.000	89	48,381,630.47	45.53
3.001 - 3.250	58	29,577,220.00	27.84
3.251 - 3.500	26	13,273,990.64	12.49
3.501 - 3.750	5	3,178,830.59	2.99
3.751 - 4.000	3	1,956,500.00	1.84
4.001 - 4.250	1	381,450.00	0.36
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	199	105,639,006.62	99.42
11.001 - 11.200	1	620,000.00	0.58
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
29.09 - 30.00	1	80,000.00	0.08
35.01 - 40.00	3	2,652,572.92	2.50
40.01 - 45.00	2	929,450.00	0.87
45.01 - 50.00	1	718,477.85	0.68
50.01 - 55.00	5	3,585,000.00	3.37
55.01 - 60.00	3	1,845,600.00	1.74
60.01 - 65.00	12	5,924,000.00	5.58
65.01 - 70.00	16	12,221,844.66	11.50
70.01 - 75.00	29	17,467,029.36	16.44
75.01 - 80.00	124	59,312,331.83	55.82
80.01 - 85.00	1	435,000.00	0.41
90.01 - 95.00	3	1,087,700.00	1.02
Total	200	106,259,006.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
115.00	200	106,259,006.62	100.00
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 625	3	1,330,250.00	1.25
626 - 650	20	10,170,378.66	9.57
651 - 675	30	14,057,576.81	13.23
676 - 700	49	26,113,309.49	24.58
701 - 725	34	19,094,180.04	17.97
726 - 750	29	17,122,103.71	16.11
751 - 775	20	10,650,591.33	10.02
776 - 800	13	6,903,616.58	6.50
801 - 811	2	817,000.00	0.77
Total	200	106,259,006.62	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	123	65,108,166.49	61.27
36	65	36,770,454.13	34.60
60	12	4,380,386.00	4.12
Total	200	106,259,006.62	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	143	75,570,725.61	71.12
Florida	11	5,583,565.18	5.25
New Jersey	8	4,165,071.67	3.92
Massachusetts	3	2,719,835.18	2.56
Virginia	5	2,505,154.36	2.36
Hawaii	3	2,190,000.00	2.06
Oregon	3	1,834,962.22	1.73
Texas	3	1,673,323.00	1.57
Washington	4	1,645,020.00	1.55
Pennsylvania	2	1,525,000.00	1.44
Nevada	3	1,269,000.00	1.19
North Carolina	1	990,815.00	0.93
Idaho	2	766,000.00	0.72
Tennessee	1	600,000.00	0.56
Wisconsin	1	502,000.00	0.47
Utah	1	435,000.00	0.41
South Carolina	1	420,534.40	0.40
Arizona	1	400,000.00	0.38
Delaware	1	380,000.00	0.36
Kansas	1	370,000.00	0.35
Maryland	1	364,000.00	0.34
Colorado	1	349,000.00	0.33
Total	200	106,259,006.62	100.00